EMPLOYMENT AGREEMENT

         THIS EMPLOYMNET AGREEMENT (the "Agreement"), dated as of March 18, 2004 (the "Effective Date"), is entered into between JOHN C. CAMMARANO, residing at 6914 NW 126th Avenue, Parkland, Florida 33076 ("Executive"), and ADSOUTH PARTNERS, INC., a Florida Corporation, having its principal office at 299 West Camino gardens Boulevard, Suite 200, Boca Raton, Florida 33432 (the "Company").

         Whereas, the Company and Executive desire to provide for the employment of Executive by the Company on the terms set forth herein.

IT IS AGREED:
1.  Employment, Duties and Acceptance

    1.1. The Company hereby employs Executive as its President to supervise and control the day-to-day operations of the Company. In such capacity, Executive shall use his reasonable efforts to carry out all reasonable orders and resolutions of the Company's Board of Directors ("Board") within the scope of the Executive's supervision and control (unless any such order for resolution shall provide otherwise), and, in general, shall perform all duties incident to the office of President.

    1.2. Executive accepts such employment and agrees to devote substantially all of his business time, energies and attention to the performance of his duties as President and, during the Term of this Agreement shall not engage in any for profit business engaged in by the Company or its subsidiaries. Notwithstanding anything contained in this Agreement to the contrary, Executive may devote time to civic, charitable and community affairs so long as such activities do not interfere with or conflict with his duties as President of the Company.



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    1.3.  The office from which Executive shall perform his duties under the
          Agreement shall at all times be located within Broward County or Palm Beach County, Florida. In the event the Company desires to re-locate the Company's offices outside of Broward County or Palm Beach County, Florida the Company shall first obtain prior written consent of Executive.

2.       Compensation and Benefits.

    2.1.  Salary.   Commencing April 5, 2004, the Company shall pay Executive an aggregate base salary ("Salary") equal to $175,000 per annum. The Board shall meet at least annually to review Executives performance hereunder and based upon such review and such other factors as the Board may consider, at the sole and absolute discretion of the Board, the Board may determine to increase but not decrease Executive's Salary. Executive's annual Salary shall be paid in equal, periodic installments, in accordance with the Company's normal payroll procedures applicable to its most senior executive officers and shall be subject to withholding taxes and other normal payroll deductions.

    2.2.  Bonuses.   The Board shall meet at least annually to review Executives performance hereunder and based upon such review and such other factors as the Board may consider, at the sole and absolute discretion of the Board, the Board may determine whether or not to award Executive a bonus.

    2.3.  Sales Commissions.
               (a)    Smart Jets.   In the event the Company enters into an
               agreement with Smart Jets, Inc. ("Smart Jets"), Company agrees to pay Executive a commission equal One Third (1/3) of any commissions received by the Company in connection with its business relationship with Smart Jets (the "Smart Jets Commission"). Additionally, Company agrees to pay to executive one half of the first payment received from Smart jets, up to a maximum of $20,000.



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               (b)    Cash Commission.   During the term of this Agreement and
               in addition to any other amounts payable to Executive hereunder, Company agrees to pay Executive a commission (the "Cash Commission") equal to Five percent (5%) of the gross sales generated by the Company as a result of Executive's efforts. Notwithstanding the foregoing, Executive acknowledges and agrees that no Cash Commission shall be shall be payable to Executive for sales generated by the Company's business or clients existing on the Effective Date. Company shall pay Executive the Cash Commission in immediately available funds no later than thirty days after the end of each month for the sales generated by the Company during that month.

               (c)    Stock Commission.   During the term of this Agreement and
               in addition to any other amounts payable to Executive hereunder, Company agrees to pay Executive a commission (the "Stock Commission") equal to Five Percent (5%) of the gross sales generated by the Company as a result of Executive's efforts. Notwithstanding the foregoing, Executive acknowledges and agrees that no Stock Commission shall be payable to Executive for sales generated by the Company's business or clients existing on the Effective Date. Company shall pay Executive the Stock Commission in the form of Company Common Stock no later than thirty days after the end of each month for the sales generated by the Company during that month. The number of shares of the Company Common Stock to be delivered to Executive hereunder shall be determined by dividing the Company's gross sales during each applicable month, by the average closing price of one share of the Company's Common Stock during the applicable month. All of the shares of Common Stock to be issued under this Section will, upon issuance, constitute validly authorized, fully paid and non-assessable shares of Company and shall not be subject to liens, security interests, or encumbrances or options or agreements with respect thereto, created by Company or its Affiliates.



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    2.4.  One-Time Bonuses.
          (a)  Stock Payment.   Within ten days after approval of the
               Company's 2004 Employee Stock Plan by the SEC, Company shall deliver to Executive a one-time payment of $100,000, payable in shares of the Company's Common Stock (the "Signing Bonus Shares"). The number of Signing Bonus Shares to be delivered to Executive under this Section 2.4 shall be calculated by dividing $100,000, by the average closing price of one share of the Company's Common Stock during the ten trading days immediately preceding the date of this Agreement (the "Per Share Price"). All of the Signing Bonus Shares to be issued will, upon issuance, constitute validly authorized, fully paid and non-assessable shares of Company and shall not be subject to liens, security interests, or encumbrances or options or agreements with respect thereto, created by Company or its Affiliates. Additionally, all of such shares shall be the subject of an effective registration statement filed on Form S-8 with the SEC and shall be freely tradable.
          (b)  Cash Payment.   Simultaneous with the execution of
               this Agreement, the Company shall pay to Executive a one-time cash payment equal to Fifty Thousand Dollars ($50,000).

    2.5. Stock Options. Simultaneous with the execution of this Agreement, the Company shall grant Executive the option (the "Option") to purchase One Million (1,000,000) shares of the Company's capital stock at an exercise price equal to the average closing price of one share of the Company's capital stock at an exercise price equal to the average closing price of one share of the Company's Common Stock during the ten trading days immediately preceding the date of this Agreement. The Option shall immediately vest and become exercisable and shall remain exercisable until one year after the date of grant.

    2.6.  Benefits.   Executive shall be entitled to such medical, dental,
          disability, life insurance and other benefits (the "Benefits") and perquisites no less favorable than such as are afforded to other senior executives of the Company generally.



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               Executive shall be entitled to four weeks of vacation in each calendar year, inclusive of time off for illness. Notwithstanding the foregoing, Company shall, at a minimum be responsible for all costs associated with providing health insurance for Executive and his immediate family under a health plan acceptable to Executive

    2.7.  Expenses.   The Company will pay or reimburse Executive for all
          transportation, hotel and other expenses reasonably incurred by Executive on business trips and for all other reasonable out-of-pocket expenses actually incurred by him in the conduct of the business of the Company against reasonably detailed vouchers submitted with respect to any such expenses approved in accordance with the Company's customary procedures applicable to its most senior executive officers. The Company shall also provide Executive with a corporate credit card from a major issuer (i.e., American Express, MasterCard or Visa International) to facilitate payment of such expenses.

    2.8.  Automobile Allowance.   Commencing April 2004, the Company will pay to
          Executive a monthly automobile allowance in the amount of $1,800 per month.

3.  Term and Termination.

    3.1.  Employment Term.   The term of this Agreement commences as of the
          Effective Date and shall expire three (3) years thereafter (the "Termination Date"), unless sooner terminated or extended as herein provided (the "Initial Term"). This Agreement shall automatically renew for an additional three-year period unless either party provides the other with at least three months' prior written notice of its intent to not renew this Agreement prior to the Termination Date (the "Renewal Term"). Thereafter this Agreement shall automatically renew until either party provides the other with written notice of its intent upon not less than 90 days prior written notice.



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    3.2.  Death.   If Executive dies during the term of this Agreement, this
          Agreement shall thereupon terminate; provided, however, the Company shall pay to Executive's estate and/or beneficiaries, as the case may be, an amount equal to the sum of (i) the then Salary of Executive hereunder; and (ii) the bonus earned by the Executive during the immediately preceding calendar year of Executive's death.

    3.3.  Disability    The Company, by notice to Executive, may terminate this
          Agreement if Executive shall fail because of catastrophic illness or incapacity to render, for six consecutive months, services of the character contemplated by this Agreement ("Permanent Disability"). Notwithstanding such termination, the Company, shall continue to pay to Executive fifty percent (50%) of the Salary due Executive pursuant to Section 2.1 hereof until the first anniversary of the termination date. If the Company provides the Executive with written notice indicating that it disputes whether or not Executive has experienced a Permanent Disability, then the matter shall be referred to binding arbitration; provided, however, that the scope of such arbitration shall be limited to the determination of the Permanent Disability of the Executive within the meaning of this Agreement. Such arbitration shall take place in Palm Beach County, Florida and shall be held in accordance with the rules of the American Arbitration Association, except that the matter shall be heard and determined by three arbitrators, one of whom shall be a duly licensed physician appointed by Executive, one of whom shall be a duly licensed physician appointed by the Company, and one of whom shall be a neutral Chairman appointed by the foregoing physicians. The determination of the arbitrators shall be by the concurrence of the majority of the arbitrators, which determination shall be final, conclusive and binding upon all of the parties hereto. The cost of any such arbitration shall be borne by the non-prevailing party in any such arbitration.



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    3.4.  Termination by Company for Cause.   The Company, by notice to
          Executive, may terminate this Agreement for cause. In the event Executive terminates this Agreement for Cause, the Company shall pay to Executive the Salary earned but not paid prior to the date of termination. For purposes of this Section 3.4, "cause" shall be defined as: (a) the refusal or failure by Executive to carry out specific directions of the Board which are (i) of a material nature and (ii) consistent with his status as president; (b) the commission by Executive of a material breach of any of the provisions of this Agreement; (c) common law fraud (which shall include misappropriation of Company assets) of a material nature by Executive in his relations with the Company or any of its subsidiaries or affiliates, or with any customer or business contact of the Company or any of its subsidiaries or affiliates; or (d) the conviction of Executive of any crime involving an act of moral turpitude. Notwithstanding the foregoing, no "cause" for termination shall be deemed to exist with respect to Executive's acts described in clauses (a) or (b) above unless the Company shall have given written notice to Executive specifying the "cause" with reasonable particularity and, within fifteen business days after such notice, Executive shall not have cured or eliminated the problem or thing giving rise to such "cause".

    3.5.  Termination by Executive for Good Reason.
          (a) Executive may terminate this Agreement for "Good Reason" as hereinafter defined. If executive terminates this Agreement for Good Reason, Company shall, within thirty days after termination of this Agreement. Pay Executive, in a lump sum, the Salary which Executive would have received through the first anniversary of the expiration date. Additionally, Executive shall receive or continue to receive as soon as practicable in accordance with the terms of this Agreement:

                    (i) such payments under applicable plans or programs, including but not limited to those referred to in
                           Section 2 hereof, to which



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                           Executive is entitled pursuant to the terms of such
                           plans or programs through the date of termination;

                    (ii) payment in respect of accrued by unused vacation days (the "Vacation Payment") and compensation earned but not yet paid (the "Compensation Payment") which amount shall be paid in a cash lump sum within (30) days if the date of termination; and

                    (iii) continued coverage, at the Company's expense until the first anniversary of the expiration date, all employee health, dental, disability and life insurance plans in which the Executive participates as of the date of termination in accordance with the respective terms thereof.

          (b) For purposes of this Agreement, "Good Reason" shall mean any of the following events (without Executive's express prior written consent):

                (i) Any breach by Company of any provision of this Agreement, including any material reduction by Company of Executive's duties or responsibilities (except in connection with the termination of Executive's employment for Cause, as a result of Permanent Disability, as a result of Executive's death or by Executive other than for Good Reason;

                (ii) Moving the principal executive offices of Company or the place of Executive's employment to a location outside of Broward County or Palm Beach County, Florida, or

                (iii) Upon a Change of Control of Company (as such term is hereinafter defined).



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          (c) For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if (i) there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company.

    3.6. Termination by Executive Without Good Reason. In the event Executive terminates this Agreement without Good Reason, the Company shall pay to Executive the salary earned but not paid prior to the date of termination. Notwithstanding the foregoing, in the event Executive terminates this Agreement without Good Reason within six months after the Effective Date, Executive shall reimburse Company (the Termination Reimbursement") an amount equal to X in the following formula: X = ($150,000/Z, where Z is the difference between (i) six months and (ii) the number of months after the Effective Date before which Executive terminated this Agreement without Good Reason.

         Company acknowledges and agrees that No Termination Reimbursement shall be payable under this Section if Executive terminates after the date that is six months after the Effective Date. Executive shall have the option to deliver the Termination Reimbursement to the Company in cash or Adsouth Common Stock, the number of shares to be delivered shall be determined based upon the Per Share Price (as defined in Section 2.4(a))



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         For example in the event Executive terminates this Agreement without
         Good Reason three months after the Effective Date, the Termination Reimbursement shall be equal to $50,000 determined as follows:
         150,000/(6-3).

4.  Protection of Confidential Information.

    4.1. Executive acknowledges that:

         (a) As a result of his current employment with the Company, Executive has obtained and will obtain secret and confidential information concerning the business of the Company and/or its subsidiaries and affiliates, referred to collectively in this Section 4 as the "Company"), including, without limitation, financial information, designs and other proprietary rights, trade secrets and "Know-how," customers and sources of supply ("Confidential Information").

         (b) The Company will suffer substantial damage that will be difficult to compute if, during the period of his employment with the Company or thereafter, Executive should divulge Confidential Information.

         (c) The provisions of this Agreement are reasonable and necessary for the protection of the business of the Company.

    4.2. Executive agrees that he will not at any time, either during the term of this Agreement or thereafter, divulge to any person or entity any Confidential Information obtained or learned by him as a result of his employment with, or prior retention by, the Company, except (a) in the course of performing his duties hereunder, (b) with the Company's express written consent; (c) to the extent that any such information is in the pubic domain other than as a result of Executive's breach of any of his obligations hereunder; or (d) where required to be disclosed by court order, subpoena or other government process. If Executive shall be



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          required to make disclosure pursuant to the provisions of clause (d)
          of the preceding sentence, Executive promptly, but in no event more than 72 hours after learning of such subpoena, court order, or other government process, shall notify, by personal delivery or by electronic means, confirmed by mail, the Company and, at the Company's expense, Executive shall: (i) take all reasonably necessary and lawful steps required by the Company to defend against the enforcement of such subpoena, court order or other government process, and (ii) permit the Company to intervene and participate with counsel of its choice in any proceeding relating to the enforcement thereof.

    4.3. Upon termination of his employment with the Company, Executive will promptly deliver to the Company (or confirm in writing that all such information has been destroyed) all confidential memoranda, notes, records, reports, manuals, drawings, blueprints and other documents (and all copies thereof) relating to the business of the Company and all property associated therewith, which he may then possess or have under his control; provided, however, subject to Executive's obligations under this Section 4, that Executive shall be entitled to retain copies of such documents reasonably necessary to document his financial relationship (both past and future) with the Company.

    4.4. If Executive commits a breach, or threatens to commit a breach, of any of the provisions of Section 4.2, the Company shall have the right and remedy to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed by Executive that the services being rendered hereunder to the Company are of a special, unique and extraordinary character and that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

         Each of the rights and remedies enumerated in this Section 4.4 shall be independent of the other, and shall be severally enforceable, and such rights and



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          remedies shall in addition to, and not in lieu of, any rights and remedies available to the Company under law or equity.

    4.5. The provisions of Section 4 shall survive the termination of this Agreement for any reason.

5.  Definitions.

    As used in this Agreement:

    5.1. "Affiliate" shall mean any entity that, directly or indirectly, is controlled by, controlling, or under common control with the Company.

6.  Miscellaneous Provisions.

    6.1. All notices provided for in this Agreement shall be in writing, and shall be deemed to have been duly given when delivered personally to the party to receive the same,, or when sent by a nationally recognized next-day courier, addressed to the party to receive the same at his or its address set forth below, or such other address as the party to receive shall have specified by written notice given in the manner provided for in this Section 6.1. All notices shall be deemed to have been given as of the date of personal delivery, transmittal or courier delivery thereof.

                  If to Executive:
                  John C. Cammarano
                  Parkland, Florida 33076
                  Marked:  "Personal and Confidential"

                  With a Copy to:
                  Tobin & Reyes, P.A.
                  7251 West Palmetto Parke road
                  Suite 205



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                  Boca Raton, Florida 33433
                  Attn: David S. Tobin, Esq.

                  If to the Company:
                  Adsouth Partners, Inc.
                  299 West Camino Gardens Blvd.
                  Suite 200
                  Boca Raton, FL 33432

                  With a copy to:

                  Feldhake, August & Roquemore LLP
                  19900 MacArthur Blvd.
                  Suite 850
                  Irvine, CA 92612
                  Facsimile: (949) 553-5098
                  Attn:    Kenneth S. August, Esquire

    6.2. This Agreement sets forth the entire agreement of the parties relating to the employment of Executive and is intended to supersede all prior negotiations, understandings and agreements. No provisions of this Agreement may be waived or changed except by a writing by the party against whom such waiver or change is sought to be enforced. The failure of any party to require performance of any provision hereof shall in no manner affect the right at a later time to enforce such provision.

    6.3. All questions with respect to the construction of this Agreement, and the rights and obligations of the parties hereunder, shall be determined in accordance with the laws of the State of Florida.

    6.4. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. This Agreement shall not be assignable by Executive, but shall inure to the benefit of and be binding upon Executive's heirs and legal representatives.



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    6.5.  Should any provision of this Agreement become legally unenforceable, no other provision of this Agreement shall be affected, and this Agreement shall continue as if the Agreement had been executed absent the unenforceable provision.

    6.6. In the event that a suit for collection of any damages resulting from, or for the injunction of any action constituting, a breach of any of the terms or provisions of this Agreement, then the prevailing party shall pay all reasonable costs, fees (including reasonable attorneys;
          fees) and expenses of the non-prevailing party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written.

                                EXECUTIVE

                                ______________________________________
                                John C. Cammarano


                                ADSOUTH PARTNERS, INC.


                                ______________________________________
                                John P. Acunto

                                Chairman/Chief Executive Officer



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                                    AMENDMENT

         Reference is made to that certain Employment Agreement dated the 18th of March 2004, by and between John C. Cammarano ("Executive") and Adsouth Partners, Inc. ("Company") such agreement being hereinafter referred to as the Employment Agreement.

         Paragraph 1.4 is added as follows:

         "1.4 Executive shall be responsible for overseeing the establishment and operations of a web based advertising business to be operated as a division of the Company."

         Section 2.9 is added as follows. of the Agreement is hereby amended to read as follows:

         "2.9 As compensation for overseeing the establishment and operations a web based advertising business, Executive shall receive 500,000 shares of the Company's common stock."

                                  March 31, 2004


                                  EXECUTIVE

                                  _____________________________________
                                  John Cammarano


                                  COMPANY

                                  _____________________________________
                                  John P. Acunto, Chairman/CEO
                                  Adsouth Partners, Inc.